Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of GeoVax Labs, Inc. (the "Company") on Form 10-K for the year ended December 31, 2012, I, Mark W. Reynolds, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that to the best of my knowledge:

1.	The annual report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated:  March 15, 2013                                                                                                                         /s/ Mark W. Reynolds
                                 Mark W. Reynolds

                                 Chief Financial Officer